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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  FORM 8-K/A

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


Date of report (Date of earliest event reported) March 20, 2003


              Prudential Securities Secured Financing Corporation

            (Exact Name of Registrant as Specified in Its Charter)

 Delaware                           333-42858-02                  13-3411414
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(State or Other Jurisdiction        (Commission                (IRS Employer
of Incorporation)                   File Number)            Identification No.)


One New York Plaza, New York, New York                              10292
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code  (212) 778-1244
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         (Former Name or Former Address, if Changed Since Last Report)

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      Item 5.  Other Events and Regulation FD Disclosure.
      ------   -----------------------------------------

      The definition of "Servicer Report Administrator Fee Rate" on page 66 of the form of Pooling and Servicing Agreement dated as of March 1, 2003, among Prudential Securities Secured Financing Corporation as Depositor, Prudential Asset Resources, Inc. as a Master Servicer, Wells Fargo Bank, National Association as a Master Servicer, ARCap Servicing, Inc. as Special Servicer, Wells Fargo Bank Minnesota, N.A. as Certificate Administrator and as Tax Administrator, LaSalle Bank National Association as Trustee, ABN AMRO Bank N.V. as Fiscal Agent and Prudential Mortgage Capital Funding, LLC as Ballston Common B-Note Holder and as Renaissance B-Note Holder, filed with the Securities and Exchange Commission on Form 8-K on April 4, 2003, was erroneous. The correct definition of "Servicer Report Administrator Fee Rate" is zero percent (0.0%) per annum.



      Item 7.  Financial Statements and Exhibits.
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(a) Financial statements of businesses acquired:
    -------------------------------------------

      Not applicable.

(b) Pro forma financial information:
    -------------------------------

      Not applicable.

(c)  Exhibits:
     --------

      Not applicable.



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

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  May 6, 2003

                               PRUDENTIAL SECURITIES SECURED
                                  FINANCING CORPORATION


                                     By:     /s/  Duane H. Tucker
                                         -----------------------------
                                     Name:   Duane H. Tucker
                                     Title:  Senior Vice President



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

                                 EXHIBIT INDEX

           The following exhibits are filed herewith:

      Not applicable.



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